Financial Instruments and Financial Risk Management - Summary of Movement in Allowance for Expected Credit Loss in Respect of Trade and Other Receivables (Details) - Trade and Other Receivables - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Trade And Other Current Receivables Line Item
Balance, beginning of year	$ 6,692	$ 5,095
Business combinations	4,473	398
Bad debt expenses	2,749	2,161
Amount written off and recoveries	(2,795)	(1,237)
Effect of movements in exchange rates	409	275
Balance, end of year	$ 11,528	$ 6,692